UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 22, 2026
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Corpay, Inc.
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(Exact name of registrant as specified in its charter)
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Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	CPAY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2026, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Corpay, Inc. (the “Company”) approved special grants of performance-based restricted stock units (“PSUs”) under the Company’s Amended and Restated 2010 Equity Compensation Plan (the “Plan”) to Messrs. Ronald F. Clarke and Armando L. Netto, effective on July 22, 2026 (the “Grant Date”). The PSUs will be earned and become vested based on the Company’s stock price performance and certain employment conditions. The PSUs are intended to further align the compensation interests of Messrs. Clarke and Netto with the Company stock price performance interests of the Company’s shareholders, and to help retain the services of Messrs. Clarke and Netto during the period of time covered by the PSUs.

Messrs. Clarke and Netto were granted 300,000 and 28,213 PSUs, respectively. The PSUs have a performance period (“Performance Period”) running from the Grant Date through August 31, 2028. The PSUs are subject to the achievement of stock price hurdles as follows: 100,000 of Mr. Clarke’s PSUs and 9,405 of Mr. Netto’s PSUs will be earned if the closing price of the Company’s common stock equals or exceeds $425.00 on five separate trading days during the Performance Period, an additional 100,000 of Mr. Clarke’s PSUs and an additional 9,404 of Mr. Netto’s PSUs will be earned if the closing price of the Company’s common stock equals or exceeds $450.00 on five separate trading days during the Performance Period, and the remaining 100,000 of Mr. Clarke’s PSUs and the remaining 9,404 of Mr. Netto’s PSUs will be earned if the closing price of the Company’s common stock equals or exceeds $475.00 on five separate trading days during the Performance Period. Vesting of the earned PSUs is generally subject to the terms and conditions of the Plan and the related award agreement.

(d)	Exhibits

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corpay, Inc.

July 24, 2026	By: /s/ Peter Walker
Peter Walker
Chief Financial Officer